Exhibit 99.01

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Record of January 2022 Investor Relation Activity

Category of investor relation activity	✓ Specific object research	✓ Analyst meeting

	☐ Media interview	☐ Performance briefing

	☐ Press conference	☐ Roadshow

	✓ Site visit	☐ Others (Please describe in text)
Time	January 2022
Place	Company, Online or Teleconference
Receptionists of the listed company	Chairman: HUI WANG

Director and General Manager: JIAN WANG

Person in Charge of Financial Matters: LISA YI LU FENG

Board Secretary: MINGZHU LUO
Introduction to main contents of investor relation activity	I．Company Profile

II．Q&A

	1.	In terms of cleaning equipment, CO2 and IPA drying technologies can be launched this year. How much will the launch of these two technologies benefit us?

A: The current mainstream technology can only be used to dry, rather than completely clean the particles and pollution in the 3D structure. We expect to combine both technologies of supercritical CO2 and advanced high-temperature IPA drying with the TEBO megasonic nondestructive cleaning technology to the domestic and foreign markets for DRAM and logic device applications, differentiate from the existing technologies in the market, and achieve cleaning and drying at the same time, so as to open the markets both at home and abroad.

	2.	The Company used to focus on wet process and began to layout dry process equipment in recent years. Can you introduce the course of layout?

A: We have begun the layout of furnace tube equipment since several years ago. The dry process equipment was jointly developed by our Shanghai and South Korea teams. With years of technical accumulation in cleaning equipment, we are able to strictly meet the stability of software and hardware systems which are highly required for dry process and wet process equipment. The layout of LPCVD (silicon oxide, silicon nitride, doped polysilicon and undoped polysilicon), high vacuum tempering and high temperature oxidation furnace was basically completed last year. Whilst some of the above equipment are in the production verification, some have passed the verification at the client.

3.	What is the approximate cycle from shipment to revenue recognition?

A: It takes 1 to 2 years for new equipment to be validated, and usually takes 8 to 12 months for mature equipment to enter a new client. The sale of equipment with repeated orders can be recognized in 2 to 3 months.

4.	What is the gross profit margin level in the first three quarters of 2021? How about advanced packaging wet equipment?

A: Our overall gross profit margin in the first three quarters is basically the same as that from January to June 2021, ranging from 40% to 45%. The gross profit margin of advanced packaging wet equipment depends on the products, with different products having different gross profit margin. In the future, we expect to increase the R&D investment in products with high gross margin and reduce the cost of products with low gross margin, at the aim of keeping the overall gross margin between 40% and 45%.

5.	What do you think about the Company’s R&D investment? Why can the Company launch new products while the R&D expenses accounting for a relatively low proportion?

A: We have been focusing on differentiated product development. When developing new products, we target market demand of at least two generations, which can help us save some unnecessary intermediate iterative investment. Meanwhile, owing to our high-efficient R&D team, we have a short cycle from a R&D prototype to a model for mass production, by which our R&D costs can also be saved.

6.	What is the impact of the listing of the Company on the STAR Market on the Company?

A: While investing in capacity expansion, we will accelerate the development of new products to lay a foundation for medium and long-term development after raising funds from the listing on the STAR Market. In the future, we will continue to promote the platform-based construction and work to speed up the development of international customers.

7.	Can electroplating equipment form synergy with cleaning equipment?

A: In the Chinese market, the sales of electroplating equipment are mainly driven by the sales of cleaning equipment after the latter is recognized by customers. In the international market, where there are many manufacturers engaged in the production of cleaning equipment and few manufacturers producing electroplating equipment (front-end), our electroplating equipment is also very attractive and we are aiming to expand customers through both the electroplating equipment and cleaning equipment at the same time.

8.	Can you further share the Company’s platform-based strategy and R&D trend? How about the comparison with international leading companies?

A: We have considered the platform-based strategy for quite a long time. Currently, our main platform-based products include: cleaning equipment, copper plating equipment, furnace tubes, advanced packaging wet equipment series and two new types of equipment under development. When developing new products, we have always focused on differentiation in order to explore and capture the market. Lam, an international manufacturer, has been well done as to the platform, setting a good example for us.

9.	Could you respectively describe the advantages of differentiation and price, etc., of the Company having the cleaning equipment, copper plating equipment and furnace tubes as the main products?

A: The primary advantages lie in technologies. As to cleaning equipment, we have some products that are the same as and some that are different from those at home and abroad. Meanwhile, our hardware and software can be modified according to the needs of customers. Our R&D team has great advantages over foreign manufacturers in terms of service and technical exchange, with strong product reliability. We take technology and service as the competitive basis, and the prices of our main products are basically consistent with the mainstream prices in the market.

10.	How about the development of international customers?

A: Two of our equipment have been purchased by the first-tier semiconductor enterprise in the US. Taking this opportunity, we will develop the market in Taiwan (China), Singapore, South Korea and Europe, among others. Last year, we received several orders from customers outside Mainland China. This year, we hope to get more orders from international customers.

Encl.: List of Participants
Bin Yuan Capital Limited
FranchiseCapital
Green Court Capital
LyGHCapital
PAG
Parantoux Capital Limited
Pinpoint
Toroa Management (HK) Limited
Willing
Baijia Fund
AEON INSURANCE ASSET MANAGEMENT
Beijing Caiyu Asset Management Enterprise (Limited Partnership)
Beijing Win Integrity Investment Management Co., Ltd.
Beijing Chengyang Investment Co., Ltd.
Beijing Hongcheng Capital Co., Ltd.
Beijing SunCapital Co., Ltd.
Beijing StarRock Investment Management Co., Ltd.
Beijing Sunshine Tianhong Asset Management Co., Ltd.
BODAO FUND
Boshi Fund Management Co., Ltd.
Boyuan Fund Management Co., Ltd.
Chenyan Asset
Chuangjin Hexin Fund Management Co., Ltd.
Dacheng Fund Management Co., Ltd.
Dajia Asset Management Co., Ltd.
Northeast Securities
Oriental Alpha Fund
China Orient Asset Management Co., Ltd.
Soochow Asset Management Co., Ltd.
Soochow Securities
East Asia Qianhai Securities Company Limited
Fengyan Investment Management (Shanghai) Co., Ltd.
Fuanda Fund
Perseverance Asset
Green Fund
ICBC Credit Suisse Asset
Everbright Pramerica Fund Management Co., Ltd.
Everbright Securities Company Limited
Guangdong Jinyu Investment Management Co., Ltd.
GF SECURITIES
GF Asset Management
Guangzhou Xiangyuan Private Equity Securities Investment Management Partnership (Limited Partnership)

SINOLINK SECURITIES
China Life Insurance Security Fund Management Co., Ltd.
China Life Asset Management Co., Ltd.
HFT Fund
Hainan Tuopu Private Equity Fund Management Co., Ltd.
Tenbagger Capital Management Co., Ltd.
Hangzhou BoLiErXiang Asset Management Company Limited
Hangzhou Oriental Jiafu Asset Management Co., Ltd.
EVERGRANDE LIFE ASSURANCE CO., LTD.
Ariose Capital
Sinosafe Asset Management Co., Ltd.
Hwabao WP Fund
Huatai Securities
China Asset Management Co., Ltd.
HSBC Jintrust Fund Management Company Limited
Amundi BOC Wealth Management Co., Ltd.
Huisheng Fund Management Co., Ltd.
Chaos Investment
Harvest Fund Management Co., Ltd.
CCB Principal Asset Management Co., Ltd.
Jianxin Fiduciary Co., Ltd.
CCB International
Golden Eagle Asset Management Co., Ltd.
Value Partners Goldstate Fund Management Co., Ltd.
Invesco Great Wall Fund
King Tower Asset Management
Nine Thai Fund
Minsheng Royal Fund
DIB Asset Management
DIB Asset Management (Zhuhai) Co., Ltd.
China Southern Fund
ABC Financial Management
Lion Fund
Panjing Investment
Panhou Fund
Ping An Asset Management Co., Ltd.
AXA SPDB INVESTMENT MANAGERS
Qianhai Alliance
Picc Asset
UBS Asset Management (Shanghai) Limited
Ruiyuan Capital Management Co., Ltd.
SHANXI SECURITIES CO., LTD.
HAITONG ASSET Management Co., Ltd.
Shanghai HeXi Youfang Investing Co., Ltd.

Shanghai Greenwoods Asset Management Co., Ltd.
Shanghai Juming Investment Management Co., Ltd.
Shanghai Kandao Asset Management Co., Ltd.
Shanghai Linfu Fund
Shanghai Ningquan Asset Management Co., Ltd.
Shanghai Tai Yang Asset Management Ltd.
Shanghai Xihong Private Fund Management Co., Ltd.
Shanghai Silver Leaf Investment
Shanghai Chongyang Investment Management Co., Ltd.
China International Fund Management Co., Ltd.
SSF
Shenwan Hongyuan Securities
Shenzhen Qianhai Leifu Asset Management Co., Ltd.
Shenzhen Rongxin Yingtong Asset Management Co., Ltd.
Shenzhen Fushengde Asset Management Co., Ltd.
Shenzhen Taishi Investment Management Co., Ltd.
Shenzhen Wangzheng Asset Management Co., Ltd.
Schroeder Investment
Tenbagger Capital
Taiping Asset Management Co., Ltd.
Taikang Asset
Tianchong Capital Management Co., Ltd.
Tianhong Fund
China Nature Asset Management Co., Ltd.
Wanjia Asset
Western Leadbank Fund Management Company Limited
Western Securities Co., Ltd.
Xiniu Investment
New China Fund
Xinhua Asset Management Co., Ltd.
Xincheng Fund
First State Cinda
Aegon-industrial Fund
Industrial Bank Co., Ltd.
INDUSTRIAL SECURITIES
CIB Wealth Management Co., Ltd.
Sunshine Asset Management Corporation Limited
Galaxy Asset
Yinhua Fund Management Co., Ltd.
AIA Asset Management
WINFOR CAPITAL
Longrising Asset
Yuance Investment
Great Wall Wealth

Changjian Investment
Changjiang Securities
Changsheng Fund
Changsheng Fund Management Co., Ltd.
China Merchants Fund Management Co., Ltd.
CHINA MERCHANTS SECURITIES
Zheshang Securities Co., Ltd.
China International Capital Corporation Limited
China Life Asset Management Company Limited
China Investment Corporation
Zhonghai Fund
Bank of Beijing Scotiabank Asset Management Co., Ltd.
CICC
CICC Fund Management Co., Ltd.
CS Richland Asset Management Co., Ltd.
Zhong Ou Asset Management Company Limited
Zhongrong Fund
ZHONGTAI SECURITIES
CITIC-PRUDENTIAL Fund Management Company Ltd.
CHINA SECURITIES
CHINA SECURITIES Asset Management Department
GENERALI CHINA
BOC International
Bank of China Investment Management
China Post & Capital Fund Management Co., Ltd.
Chongqing Derui Hengfeng Asset Management Co., Ltd.
Chongyang Investment

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The following information is provided in connection with the furnishing of the above Record of January 2022 Investor Relation Activity of ACM Research (Shanghai), Inc. (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Trademarks

TEBO is a trademark of ACM Research, Inc. For convenience, this trademark appears in the Record without ™ symbols, but that practice does not mean that ACM Research, Inc. will not assert, to the fullest extent under applicable law, its rights to the trademark.

Forward-Looking Statements

Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMS’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, currency fluctuations, political instability and war may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.